Exhibit 99.1

Riverbed Closes Acquisition of OPNET Technologies, Inc.

Acquisition Extends Industry Leadership in Application Performance Management

SAN FRANCISCO — December 18, 2012—Riverbed Technology (NASDAQ: RVBD), the performance company, today announced that it has closed its acquisition of OPNET Technologies, Inc. Through this acquisition, Riverbed® is now the leader in the converging application and network performance management markets. The Riverbed Cascade® business unit and OPNET will be combined into the new Riverbed Performance Management business unit and will be led by General Manager Paul Brady.

The OPNET acquisition builds on Riverbed’s strong heritage and experience in delivering solutions that improve the performance of technology for business. OPNET has built its success on application performance management (APM) and is recognized by a leading analyst firm as a leader in the magic quadrant for APM. By combining market-leading APM with leading-edge network performance management (NPM), Riverbed is now able to offer customers performance management solutions that diagnose both application and infrastructure issues. Whether the problem is server, application, or network-based; in a virtual, physical or cloud infrastructure; or, using mobile or fixed clients, Riverbed performance management solutions will help application and infrastructure teams identify the problem and deliver actionable insight for solving the issue.

“Customer satisfaction, employee productivity, business agility, and the bottom line all hinge on business-critical applications working as expected,” said Jerry Kennelly, Chairman and CEO at Riverbed. “The application and the underlying infrastructure on which it runs are tightly coupled, but previously were managed in fragmented technology silos. Through the OPNET acquisition, Riverbed is the only company that provides customers with the solutions needed to manage and optimize all aspects of both application and network performance in a single portfolio of products, ensuring high performance, very fast problem resolution, and an enhanced end-user experience.”

Organizations that deploy Riverbed performance management solutions in concert with Riverbed optimization and acceleration technologies will benefit by not only diagnosing and troubleshooting performance issues, but will also have the solutions within their infrastructure to remediate them. Riverbed is the only company that offers organizations of all sizes solutions focused explicitly on improving application performance by diagnosing and resolving performance issues, regardless of end point or application type.

Applications and user experience are at the heart of what IT delivers. However, IT organizations are challenged to truly measure application performance and provide a consistent and reliable user experience. Problems in any component of application delivery can impact performance and without a comprehensive and integrated performance management solution, problem identification and resolution are slow and difficult. In addition, IT teams often lack the tools, expertise, and time required to turn the vast amounts of raw data they receive into actionable insight. To speed problem resolution, IT teams across functions need solutions that deliver performance data relevant to their roles.

Riverbed Performance Management will allow IT organizations to:

Collect the complete performance picture: Gathering all necessary performance data: end-user experience, clients, servers, application code, database, network – across diverse technologies and deployment models, such as cloud, web, Java, .NET, virtualization, wide area network (WAN) optimization, and software-defined data centers (SDDC).

Automate analysis and expertise with analytics: Turning raw performance data into actionable intelligence to automate problem identification, business impact and root-cause analysis in real time. Information and workflows are tailored to the needs of different audiences – application support teams, server management teams, network managers, database administrators, and application developers.

Communicate broadly and effectively: Providing business-focused dashboards to triage issues according to business importance. Detailed and flexible reporting enables the communication of critical performance information among all IT teams, as well as line of business managers.

“We are excited by the opportunity created by joining the Riverbed team,” said Marc Cohen, Chairman and CEO of OPNET and SVP, Riverbed Performance Management, Sales & Field Operations at Riverbed. “In addition to joining a world-class technology company that has a clear vision of the importance of APM, we now have the opportunity to bring our market-leading APM solutions to the global Riverbed distribution channel.”

About Riverbed

Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization. Additional information about Riverbed (NASDAQ: RVBD) is available at www.riverbed.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to: (i) statements about the benefits of the acquisition; (ii) future financial and operating results of the combined company; (iii) the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; (iv) the competitive position and opportunities of the combined company; and (v) the impact of the acquisition on the market for the combined company’s products. In addition, words such as “anticipate,” “believes,” “budget,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of Riverbed’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Riverbed. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to: (a) risks related to the integration of OPNET into Riverbed and the anticipated future benefits resulting from the acquisition of OPNET; (b) Riverbed’s or the combined company’s ability to react to trends and challenges in our business and the markets in which we operate; (c) Riverbed’s or the combined company’s ability to anticipate market needs or develop new or enhanced products to meet those needs; (d) the adoption rate of Riverbed’s or the combined company’s products; (e) Riverbed’s or the combined company’s ability to establish and maintain successful relationships with our distribution partners; (f) our ability to compete in our industry; (g) fluctuations in demand, sales cycles and prices for Riverbed’s or the combined company’s products and services; (h) shortages or price fluctuations in Riverbed’s or the combined company’s supply chain; (i) Riverbed’s or the combined company’s ability to protect intellectual property rights; (j) general political, economic and market conditions and events; (k) difficulties encountered in integrating Riverbed’s and OPNET’s businesses and technologies; (l) the expense and impact of legal proceedings; and (m) other risks and uncertainties described more fully in Riverbed’s and OPNET’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available as of the date hereof, and Riverbed assumes no obligation to update these forward-looking statements. Riverbed reserves the right to modify future business or product plans at any time.

Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

MEDIA CONTACT

Kristalle Ward

Riverbed Technology

415-247-8140

kristalle.ward@riverbed.com

INVESTOR RELATIONS CONTACT

Renee Lyall

Riverbed Technology

415-247-6353

renee.lyall@riverbed.com